Exhibit (e)(6)

SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of May 18, 2006)

Name of the Fund

Money Market Funds

Current Name	Prior Name

JPMorgan Prime Money Market Fund — Class C Shares	JPMorgan Prime Money Market Fund — Class C Shares

JPMorgan Liquid Assets Money Market Fund — Class C Shares	One Group Prime Money Market Fund — Class C Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Class C Shares	One Group U.S. Treasury Securities Money Market Fund — Class C Shares

Equity Funds

Current Name	Prior Name

JPMorgan Capital Growth Fund — Class C Shares	JPMorgan Capital Growth Fund — Class C Shares

JPMorgan Diversified Fund — Class C Shares	JPMorgan Diversified Fund — Class C Shares

JPMorgan Dynamic Small Cap Fund — Class C Shares	JPMorgan Dynamic Small Cap Fund — Class C Shares

JPMorgan Emerging Markets Equity Fund — Class C Shares	N/A

JPMorgan International Equity Fund — Class C Shares	JPMorgan Fleming International Equity Fund — Class C Shares

JPMorgan Intrepid European Fund — Class C Shares	JPMorgan Fleming Intrepid European Fund — Class C Shares

JPMorgan Global Healthcare Fund — Class C Shares (to be deleted upon liquidation)	JPMorgan Global Healthcare Fund — Class C Shares

JPMorgan Growth Advantage Fund — Class C Shares	JPMorgan Mid Cap Growth Fund — Class C Shares

JPMorgan Growth and Income Fund — Class C Shares	JPMorgan Growth and Income Fund — Class C Shares

JPMorgan International Value Fund – Class C Shares	N/A

JPMorgan Intrepid America Fund — Class C Shares	JPMorgan Intrepid America Fund — Class C Shares

JPMorgan Intrepid Growth Fund — Class C Shares	JPMorgan Intrepid Growth Fund — Class C Shares

JPMorgan Intrepid Multi Cap Fund — Class C Shares	JPMorgan Intrepid Investor Fund — Class C Shares and JPMorgan Intrepid Contrarian Fund – Class C Shares (name effective until 4/10/06)

JPMorgan Intrepid International Fund – Class C Shares	JPMorgan Tax Aware International Opportunities Fund – Class C Shares

JPMorgan Intrepid Value Fund — Class C Shares	JPMorgan Intrepid Value Fund — Class C Shares

JPMorgan Japan Fund – Class C Shares	N/A

JPMorgan Mid Cap Value Fund — Class C Shares	JPMorgan Mid Cap Value Fund — Class C Shares

JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares

Current Name	Prior Name

JPMorgan Tax Aware U.S. Equity Fund — Class C Shares	JPMorgan Tax Aware U.S. Equity Fund — Class C Shares

JPMorgan U.S. Equity Fund — Class C Shares — Class C Shares	JPMorgan U.S. Equity Fund — Class C Shares

Undiscovered Managers Small Cap Growth Fund – Class C Shares	UM Small Cap Growth Fund — Class C Shares

Undiscovered Managers Behavioral Growth Fund — Class C Shares	Undiscovered Managers Behavioral Growth Fund — Class C Shares

Undiscovered Managers Behavioral Value Fund — Class C Shares	Undiscovered Managers Behavioral Value Fund — Class C Shares

JPMorgan Realty Income Fund — Class C Shares	Undiscovered Managers REIT Fund — Class C Shares

JPMorgan Intrepid Mid Cap Fund — Class C Shares	One Group Diversified Mid Cap Fund — Class C Shares and JPMorgan Diversified Mid Cap Fund — Class C Shares

JPMorgan Equity Income Fund — Class C Shares	One Group Equity Income — Class C Shares

JPMorgan Equity Index Fund — Class C Shares	One Group Equity Index Fund — Class C Shares

JPMorgan International Equity Index Fund—Class C Shares	One Group International Equity Index Fund - Class C Shares

JPMorgan Large Cap Growth Fund — Class C Shares	One Group Large Cap Growth Fund — Class C Shares

JPMorgan Large Cap Value Fund — Class C Shares	One Group Large Cap Value Fund — Class C Shares

JPMorgan Market Expansion Index Fund — Class C Shares	One Group Market Expansion Index Fund — Class C Shares

JPMorgan Multi-Cap Market Neutral Fund—Class C Shares	One Group Market Neutral Fund - Class C Shares

JPMorgan Diversified Mid Cap Growth Fund—Class C Shares	One Group Mid Cap Growth Fund - Class C Shares

JPMorgan Diversified Mid Cap Value Fund—Class C Shares	One Group Mid Cap Value Fund - Class C Shares

JPMorgan U.S. Real Estate Fund — Class C Shares	One Group Real Estate Fund — Class C Shares

JPMorgan Small Cap Growth Fund — Class C Shares	One Group Small Cap Growth Fund - Class C Shares

JPMorgan Small Cap Value Fund — Class C Shares	One Group Small Cap Value Fund — Class C Shares

JPMorgan Technology Fund — Class C Shares (to be deleted upon liquidation)	One Group Technology Fund - Class C Shares

JPMorgan Value Advantage Fund – Class C Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A

JPMorgan Micro Cap Fund — Class C Shares	N/A

Highbridge Statistical Market Neutral Fund – Class C Shares

JPMorgan Intrepid Long/Short Fund – Class C Shares	N/A

JPMorgan Strategic Small Cap Value Fund – Class C Shares	N/A

Fixed Income Funds

Current Name	Prior Name

JPMorgan Bond Fund — Class C Shares	JPMorgan Bond Fund — Class C Shares

JPMorgan California Tax Free Bond Fund — Class C Shares	JPMorgan California Bond Fund — Class C Shares

JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares

JPMorgan Strategic Income Fund — Class C Shares	JPMorgan Global Strategic Income Fund — Class C Shares (name effective until 6/16/06)

JPMorgan Intermediate Tax Free Bond Fund — Class C Shares	JPMorgan Intermediate Tax Free Income Fund — Class C Shares

JPMorgan New York Tax Free Bond Fund — Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class C Shares

JPMorgan Arizona Municipal Bond Fund — Class C Shares	One Group Arizona Municipal Bond Fund — Class C Shares

JPMorgan Core Bond Fund — Class C Shares	One Group Bond Fund — Class C Shares

JPMorgan Government Bond Fund — Class C Shares	One Group Government Bond Fund — Class C Shares

JPMorgan High Yield Bond Fund — Class C Shares	One Group High Yield Bond Fund — Class C Shares

JPMorgan Core Plus Bond Fund — Class C Shares	One Group Income Bond Fund — Class C Shares

JPMorgan Intermediate Bond Fund — Class C Shares	One Group Intermediate Bond Fund — Class C Shares

JPMorgan Kentucky Municipal Bond Fund-Class C Shares	One Group Kentucky Municipal Bond Fund-Class C Shares

JPMorgan Louisiana Municipal Bond Fund — Class C Shares	One Group Louisiana Municipal Bond Fund — Class C Shares

JPMorgan Michigan Municipal Bond Fund — Class C Shares	One Group Michigan Municipal Bond Fund — Class C Shares

JPMorgan Municipal Income Fund— Class C Shares	One Group Municipal Income Fund — Class C Shares

JPMorgan Ohio Municipal Bond Fund — Class C Shares	One Group Ohio Municipal Bond Fund — Class C Shares

JPMorgan Short Duration Bond Fund—Class C Shares	One Group Short-Term Bond Fund - Class C Shares

JPMorgan Short Term Municipal Bond Fund—Class C Shares	One Group Short-Term Municipal Bond Fund - Class C Shares

JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares

JPMorgan Treasury & Agency Fund — Class C Shares	One Group Treasury & Agency Fund — Class C Shares

JPMorgan Ultra Short Duration Bond Fund—Class C Shares	One Group Ultra Short-Term Bond Fund - Class C Shares and JPMorgan Ultra Short Term Bond Fund — Class C Shares (name effective until 7/1/06)

JPMorgan West Virginia Municipal Bond Fund — Class C Shares	One Group West Virginia Municipal Bond Fund — Class C Shares

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A

JPMorgan Real Return Fund – Class C Shares	N/A

Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund — Class C Shares	One Group Investor Balanced Fund — Class C Shares

JPMorgan Investor Conservative Growth Fund — Class C Shares	One Group Investor Conservative Growth Fund — Class C Shares

JPMorgan Investor Growth & Income Fund — Class C Shares	One Group Investor Growth & Income Fund — Class C Shares

JPMorgan Investor Growth Fund — Class C Shares	One Group Investor Growth Fund — Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2010 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2015 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A

*    *    *    *

J.P. Morgan Fleming Mutual Fund Group, Inc. J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young
Name:	Robert L. Young
Title:	Senior Vice President

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields
Name:	Nancy E. Fields
Title:	Vice President